UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                         AMENDMENT NO. 1 TO FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 21, 2006


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


       501 Alliance Avenue, Suite 400, Toronto, ON.  M6N 2J1, Canada
                  (Address of principal executive offices)

                              (416) 769-8788
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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This 8-K/A amends the 8-K previously filed on August 25, 2006 to properly disclose the events of a meeting of the Board of Directors held on August 21, 2006 instead of a written consent in lieu of a meeting of the Board of Directors.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On August 21, 2006, at a board meeting held at our head office in Toronto, our board members resolved and duly seconded to dismiss Mr. Hoi Ming Chan as our President and Chief Financial Officer; however Mr. Hoi Ming Chan will remain as one of our Directors.

New Officer. At the same board meeting held on August 21, 2006, our board members resolved and duly seconded to appoint Ken Chu to serve as Interim Principal Financial Officer filing the vacancy left by the dismissal of Hoi Ming Chan.

As such, we do not currently have a President, Secretary, or Treasurer. Our Board of Directors is actively seeking suitable candidates to fill these positions. At such time as our board of directors appoints officers to fill these positions, we will file a current report on Form 8-K to disclose the appropriate information regarding such persons.

Mr. Chu has been our Chairman and Chief Executive Officer since December 21, 2005, his background and profile was previously reported on Form 8-K filed on December 21, 2005

Mr. Chu does not hold any other directorships in reporting companies and does not have any family relationships among other current or nominated directors or executive officers.

With respect to the proposed Plan of Merger and Reorganization between the Registrant and Excel Empire Limited reported on form 8-K dated November 4, 2005, Mr. Chu will indirectly receive 2,548,000 shares of the Registrant's common stock by way of his ownership in Billion Charm Group. Billion Charm Group is one of the shareholders of Excel Empire Limited that will receive shares of the Registrant on a pro-rata basis at the close of the aforementioned merger. As reported on form 8-K filed on August 25, 2006, Mr. Chu indirectly received 3,137,300 shares of the Registrant's common stock by way of his ownership in Billion Charm Group as compensation received in regards to services provided to the Company. Yue Zhen Zhu, sister of Mr. Chu, will also receive 2,548,000 shares of the Registrant's common stock indirectly through Acme Energy International Limited, one of the shareholders of Excel Empire Limited and a company where Ms. Zhu is the principal. Acme Energy International Limited is one of the shareholders of Excel Empire Limited that will receive shares of the Registrant on a pro-rata basis at the close of the aforementioned merger.

                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATED:  December 1, 2006.                 EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                          ------------------------------
                                          KEN CHU
                                          Chief Executive Officer